VK-COM-SUM SUP

Summary Prospectus Supplement dated April 30, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Comstock Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Kevin Holt	Portfolio Manager (co-lead)	2010 (predecessor fund 1999)
Devin Armstrong	Portfolio Manager (co-lead)	2010 (predecessor fund 2007)
Charles DyReyes	Portfolio Manager	2015
James Warwick	Portfolio Manager	2010 (predecessor fund 2007)”

VK-COM-SUM SUP